                                                                     EXHIBIT 4.6


          K-tel International, Inc. 1999 Non-Qualified Option Agreements
             with each of Owen Husney, Steven A. Kahn, Conni Stephan,
           Susan Kiefer, Michael Brendel, Matthias Huder, Corrina Wieja,
            Pat Broderick, Tony Deloughery, Jorma Kosonen, Raimo Salin,
                  Shelly Colquhoun, Robert McFee, Dennis W. Ward,
                 Richard Whinfrey, Hayley Benson and Andrew Smith

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Owen Husney, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1. GRANT OF OPTION. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 5,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share  Number of Shares   Date First Exercisable   Date Option Terminates
 ---------  ----------------   ----------------------   ----------------------
 $8.7313    1,666              February 25, 2000        February 25, 2009
 $8.7313    1,667              February 25, 2001        February 25, 2009
 $8.7313    1,667              February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------
                                          Owen Husney

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Steven A. Kahn, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1. GRANT OF OPTION. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 75,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable  Date Option Terminates
 ---------   ----------------   ----------------------  ----------------------
 $8.7313     25,000             February 25, 2000       February 25, 2009
 $8.7313     25,000             February 25, 2001       February 25, 2009
 $8.7313     25,000             February 25, 2002       February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------
                                          Steven A. Kahn

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Conni Stephan, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1. GRANT OF OPTION. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 32,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares  Date First Exercisable   Date Option Terminates
 ---------   ----------------  ----------------------   ----------------------
 $8.7313     10,666            February 25, 2000        February 25, 2009
 $8.7313     10,667            February 25, 2001        February 25, 2009
 $8.7313     10,667            February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------
                                          Conni Stephan

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Susan Kiefer, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1. GRANT OF OPTION. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 3,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable   Date Option Terminates
 ---------   ----------------   ----------------------   ----------------------
 $8.7313     1,000              February 25, 2000        February 25, 2009
 $8.7313     1,000              February 25, 2001        February 25, 2009
 $8.7313     1,000              February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------
                                          Susan Kiefer

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Michael Brendel, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1. GRANT OF OPTION. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 10,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable   Date Option Terminates
 ---------   ----------------   ----------------------   ----------------------
 $8.7313     3,333              February 25, 2000        February 25, 2009
 $8.7313     3,333              February 25, 2001        February 25, 2009
 $8.7313     3,334              February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                               Philip Kives, Chairman and
                                               Chief Executive Officer


                                          -------------------------------------
                                          Michael Brendel

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Matthias Huder, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1. GRANT OF OPTION. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 5,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares  Date First Exercisable   Date Option Terminates
 ---------   ----------------  -----------------------  ----------------------
 $8.7313     1,666             February 25, 2000        February 25, 2009
 $8.7313     1,667             February 25, 2001        February 25, 2009
 $8.7313     1,667             February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------
                                          Matthias Huder

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Corrina Wieja, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1.     GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 2,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable  Date Option Terminates
 ---------   ----------------   ----------------------  ----------------------
 $8.7313     666                February 25, 2000       February 25, 2009
 $8.7313     667                February 25, 2001       February 25, 2009
 $8.7313     667                February 25, 2002       February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------
                                          Corrina Wieja

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Pat Broderick, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1.     GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 10,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable  Date Option Terminates
 ---------   ----------------   ----------------------  ----------------------
 $8.7313     3,333              February 25, 2000       February 25, 2009
 $8.7313     3,333              February 25, 2001       February 25, 2009
 $8.7313     3,334              February 25, 2002       February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------
                                          Pat Broderick

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Tony Deloughery, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1.     GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 3,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable   Date Option Terminates
 ---------   ----------------   ----------------------   ---------------------
 $8.7313     1,000              February 25, 2000        February 25, 2009
 $8.7313     1,000              February 25, 2001        February 25, 2009
 $8.7313     1,000              February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------
                                          Tony Deloughery

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Jorma Kosonen, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1.     GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 10,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable   Date Option Terminates
 ---------   ----------------   ----------------------   ----------------------
 $8.7313     3,333              February 25, 2000        February 25, 2009
 $8.7313     3,333              February 25, 2001        February 25, 2009
 $8.7313     3,334              February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------
                                          Jorma Kosonen

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Raimo Salin, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1.     GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 3,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable   Date Option Terminates
 ---------   ----------------   ----------------------   ----------------------
 $8.7313     1,000              February 25, 2000        February 25, 2009
 $8.7313     1,000              February 25, 2001        February 25, 2009
 $8.7313     1,000              February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------

                                          Raimo Salin

                         NON-QUALIFIED STOCK OPTION AGREEMENT


              THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Shelly Colquhoun, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

              WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

              WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

              NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

              1.     GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 12,500 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

              2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable   Date Option Terminates
 ---------   ----------------   ----------------------   ----------------------
 $8.7313     4,166              February 25, 2000        February 25, 2009
 $8.7313     4,167              February 25, 2001        February 25, 2009
 $8.7313     4,167              February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

              3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

              4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

              5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

              6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

              7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

              8.     METHOD OF EXERCISING OPTION.

                     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                     (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                     (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

              9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

              10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

              11. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

              12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

              14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

              15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                          K-TEL INTERNATIONAL, INC.



                                          By /s/Philip Kives
                                            -----------------------------------
                                             Philip Kives, Chairman and
                                             Chief Executive Officer


                                          -------------------------------------
                                          Shelly Colquhoun

                         NON-QUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Robert McFee, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

          WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

          WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

          1.   GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 7,500 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

          2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable  Date Option Terminates
 ---------   ----------------   ----------------------  ----------------------
 $8.7313     2,500              February 25, 2000       February 25, 2009
 $8.7313     2,500              February 25, 2001       February 25, 2009
 $8.7313     2,500              February 25, 2002       February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

          3.   ADJUSTMENTS.  If the number or type of shares of Common
Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

          4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

          5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

          6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

          7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

          8.   METHOD OF EXERCISING OPTION.

               (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

               (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

               (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

          9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

          10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

          11.  DISPOSAL OF SHARES ACQUIRED.  In order to enable the
Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

          12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

          14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

          15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                              K-TEL INTERNATIONAL, INC.



                              By /s/Philip Kives
                                -----------------------------------
                                 Philip Kives, Chairman and
                                 Chief Executive Officer


                              -------------------------------------
                              Robert McFee

                         NON-QUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Dennis W. Ward, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

          WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

          WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

          1.   GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 15,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

          2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable   Date Option Terminates
 ---------   ----------------   ----------------------   ----------------------
 $8.7313     5,000              February 25, 2000        February 25, 2009
 $8.7313     5,000              February 25, 2001        February 25, 2009
 $8.7313     5,000              February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

          3.   ADJUSTMENTS.  If the number or type of shares of Common
Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

          4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

          5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

          6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

          7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

          8.   METHOD OF EXERCISING OPTION.

               (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

               (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

               (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

          9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

          10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

          11.  DISPOSAL OF SHARES ACQUIRED.  In order to enable the
Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

          12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

          14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

          15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                              K-TEL INTERNATIONAL, INC.



                              By /s/Philip Kives
                                -----------------------------------
                                 Philip Kives, Chairman and
                                 Chief Executive Officer


                              -------------------------------------
                              Dennis W. Ward

                         NON-QUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Richard Whinfrey, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

          WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

          WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

          1.   GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 10,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

          2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares  Date First Exercisable   Date Option Terminates
 ---------   ----------------  ----------------------   ----------------------
 $8.7313     3,333             February 25, 2000        February 25, 2009
 $8.7313     3,333             February 25, 2001        February 25, 2009
 $8.7313     3,334             February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

          3.   ADJUSTMENTS.  If the number or type of shares of Common
Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

          4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

          5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

          6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

          7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

          8.   METHOD OF EXERCISING OPTION.

               (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

               (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

               (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

          9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

          10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

          11.  DISPOSAL OF SHARES ACQUIRED.  In order to enable the
Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

          12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

          14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

          15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                              K-TEL INTERNATIONAL, INC.



                              By /s/Philip Kives
                                -----------------------------------
                                 Philip Kives, Chairman and
                                 Chief Executive Officer


                              -------------------------------------
                              Richard Whinfrey

                         NON-QUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Hayley Benson, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

          WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

          WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

          1.   GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 5,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

          2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share  Number of Shares   Date First Exercisable   Date Option Terminates
 ---------  ----------------   ----------------------   ----------------------
 $8.7313    1,666              February 25, 2000        February 25, 2009
 $8.7313    1,667              February 25, 2001        February 25, 2009
 $8.7313    1,667              February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

          3.   ADJUSTMENTS.  If the number or type of shares of Common
Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

          4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

          5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

          6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

          7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

          8.   METHOD OF EXERCISING OPTION.

               (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

               (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

               (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

          9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

          10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

          11.  DISPOSAL OF SHARES ACQUIRED.  In order to enable the
Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

          12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

          14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

          15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                              K-TEL INTERNATIONAL, INC.



                              By /s/Philip Kives
                                -----------------------------------
                                 Philip Kives, Chairman and
                                 Chief Executive Officer


                              -----------------------------------
                              Hayley Benson

                         NON-QUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT, made and entered into as of February 25, 1999 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Andrew Smith, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").

                                 W I T N E S S E T H

          WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

          WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

          1.   GRANT OF OPTION.  The Company hereby irrevocably grants to
the Employee the right and option (herein called the "Option")   to  purchase
all or any part of an aggregate of 5,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement.

          2. PURCHASE PRICE AND TERM OF OPTION. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


 Per Share   Number of Shares   Date First Exercisable   Date Option Terminates
 ---------   ----------------   ----------------------   ----------------------
 $8.7313     1,666              February 25, 2000        February 25, 2009
 $8.7313     1,667              February 25, 2001        February 25, 2009
 $8.7313     1,667              February 25, 2002        February 25, 2009


The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

          3.   ADJUSTMENTS.  If the number or type of shares of Common
Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

          4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

          5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

          6. EMPLOYMENT. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

          7. TERMINATION OF EMPLOYMENT. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

          8.   METHOD OF EXERCISING OPTION.

               (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares.

The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

               (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

               (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

          9. DEATH OF EMPLOYEE. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made.
Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

          10. THE PLAN. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1954 and shall be construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guaranty or other undertaking on the part of the Company that this Option is or will be determined to be an "incentive stock option" within the meaning of Section 422A or any other section of the Internal Revenue Code. This Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

          11.  DISPOSAL OF SHARES ACQUIRED.  In order to enable the
Company to avail itself of any income tax deduction to which it may be entitled, the Employee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Employee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

          12. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          13. INVESTMENT REPRESENTATION. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

          14. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

          15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                              K-TEL INTERNATIONAL, INC.



                              By /s/Philip Kives
                                -----------------------------------
                                 Philip Kives, Chairman and
                                 Chief Executive Officer


                              -------------------------------------
                              Andrew Smith



















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